UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2018
Date of Report (Date of earliest event reported)

NOVATION COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22897	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Grand Boulevard, Suite 201B, Kansas City, MO 64106

(Address of principal executive offices) (Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 4, 2018, Novation Companies, Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”) and submitted the following matters to a vote of its shareholders:

1.	the election of five directors to serve until the Company’s 2019 annual meeting of shareholders and until their successors are duly elected and qualify;

2.

the approval of an amendment to the Company’s Articles of Amendment and Restatement to increase the number of authorized shares of the Company’s common stock to 780 million, to be filed with the State Department of Assessments and Taxation of the State of Maryland at the discretion of the Company’s Board of Directors at any time during the 12 months following the date of the Annual Meeting;

3.	the approval of the continuation of the Company’s Rights Agreement designed to protect the tax benefits of the Company’s net operating loss carryforwards;

4.	the approval of an amendment to the Company’s 2015 Incentive Stock Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 12 million;

5.	the ratification of the selection of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

6.	a non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

As of August 31, 2018, the record date of the Annual Meeting, 99,340,653 shares of the Company’s common stock were outstanding and eligible to vote.

Each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting was approved by the requisite vote of the Company’s shareholders. Set forth below is the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Proposal 1 – Election of Directors
Howard M. Amster	32,346,796	23,736,289	36,295,309
Howard Timothy Eriksen	33,586,800	22,496,285	36,295,309
Barry A. Igdaloff	32,136,731	23,946,354	36,295,309
Lee D. Keddie	33,084,347	22,998,738	36,295,309
David W. Pointer	33,299,757	22,783,328	36,295,309

	For	Against	Abstain	Broker Non-Votes
Proposal 2 – Authorized Shares Increase	79,963,800	12,375,546	39,048	0

Proposal 3 – Continuation of Rights Agreement	35,656,622	1,834,990	18,591,473	36,295,309

Proposal 4 – Amendment to 2015 Incentive Stock Plan	34,144,629	2,839,228	19,099,228	36,295,309

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm	72,439,893	1,345,745	18,592,756	0

Proposal 6 – Advisory Vote on Executive Compensation	34,820,278	2,179,168	19,083,639	36,295,309

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATION COMPANIES, INC.

DATE: October 9, 2018	/s/ David W. Pointer
David W. Pointer Chief Executive Officer